Exhibit 10.2
EXECUTION VERSION
LETTER WAIVER
Dated as of September 30, 2021
To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”)
parties to the Credit Agreement
referred to below and to Bank of America, N.A.,
as administrative agent (the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:

We refer to the Credit Agreement dated as of March 8, 2019 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.
The Borrower entered into an Agreement and Plan of Merger, dated as of September 15, 2021, among the Borrower, Cygnus Merger Sub 1 Corporation, Cygnus Merger Sub 2 Corporation and Canadian Pacific Railway Limited (the “Acquiror”) (together with the exhibits and schedules thereto, the “Acquisition Agreement”) pursuant to which the Acquiror intends to acquire, directly or indirectly (the “Acquisition”), all of the issued and outstanding equity interests in the Borrower (together with its subsidiaries, the “Borrower Group”).  In connection with the Acquisition, the Borrower Group’s equity will be placed (the “Trust Closing”) into a voting trust (the “Voting Trust”) in accordance with the form of Voting Trust Agreement attached to the Acquisition Agreement (the “Voting Trust Agreement”).  Until such time as the Acquiror receives a final order of the Surface Transportation Board approving or exempting the acquisition of control of the Borrower Group by the Acquiror (the “Voting Trust Termination Date”), the Borrower will not be controlled by the Acquiror and the Borrower’s equity will remain in the Voting Trust.  The Acquisition will involve the merger of the Borrower with one or more newly formed special purpose acquisition entities organized in the State of Delaware, which merged entity will become the Successor Borrower pursuant to Section 5.02(d)(iv) of the Credit Agreement.
We hereby request that you waive, solely for the period commencing on the date first above written through 30 days following the Voting Trust Termination Date, the Event of Default which would arise pursuant to Section 6.01(k) of the Credit Agreement as a result of the Change of Control arising upon consummation of the Trust Closing.
We further hereby request that you waive, solely for the period commencing on the Voting Trust Termination Date and ending 60 days thereafter (the “Waiver Termination Date”), the Event of Default which would arise pursuant to Section 6.01(k) of the Credit Agreement as a result of the Change of Control arising upon the Acquiror obtaining control of the Borrower Group such that each member of the Borrower Group becomes a direct or indirect subsidiary of the Acquiror.
For the avoidance of doubt, the Lenders are not asked to waive the requirements of Section 5.02(d)(iv) of the Credit Agreement with respect to any Successor Borrower.

On the Waiver Termination Date, without any further action by the Administrative Agent and the Lenders, all of the terms and provisions set forth in the Credit Agreement with respect to Defaults or Events of Default thereunder that are waived hereby and not cured prior to such date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement with respect to any such Defaults or Events of Default as though no waiver had been granted by them hereunder.
To induce the Lenders to enter into this Letter Waiver, the Borrower represents and warrants that, as of the date hereof (a) the representations and warranties contained in each Loan Document (other than (x) the representation and warranty set forth in Section 4.01(f)(i) of the Credit Agreement and (y) the representation and warranty set forth in Section 4.01(g)(ii) of the Credit Agreement) are correct on and as of such date, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date; and (b) no Default has occurred and is continuing.
This Letter Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders, and the consent attached hereto executed by each Guarantor. This Letter Waiver is subject to the provisions of Section 9.01 of the Credit Agreement and shall constitute a Loan Document.
The Credit Agreement, except to the extent of the waivers specifically provided above, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning a counterpart of this Letter Waiver to Susan L Hobart, Shearman & Sterling LLP, (fax no: 646-848-7847; email shobart@shearman.com).
This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver in accordance with Section 9.19 of the Credit Agreement.
This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,
KANSAS CITY SOUTHERN, as Borrower
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
[Signature Page to Letter Waiver]

Agreed as of the date first above written:
BANK OF AMERICA, N.A.,
as Lender
By        /s/ Adrian Plummer
    Name: Adrian Plummer
    Title: Vice President
The Bank of Nova Scotia,
as Lender
By        /s/ David Vishny
    Name: David Vishny
    Title: Managing Director
CITIBANK, N.A.,
as Lender
By        /s/ Kevin Clark
    Name: Kevin Clark
    Title: Vice President
COMMERCE BANK,
as Lender
By        /s/ Creed Lenhart
    Name: Creed Lenhart
    Title: Vice President
Goldman Sachs Bank USA,
as Lender
By        /s/ Dan Martis
    Title: Authorized Signatory
JPMORGAN CHASE BANK, N.A.,
as Lender
By        /s/ Jonathan Bennett
    Name: Jonathan Bennett
    Title: Executive Director
MORGAN STANLEY BANK, N.A.,
as Lender
[Signature Page to Letter Waiver]

By        /s/ Jack Kuhns
    Name: Jack Kuhns
    Title: Authorized Signatory
MORGAN STANLEY SENIOR FUNDING,
as Lender
By        /s/ Jack Kuhns
    Name: Jack Kuhns
    Title: Vice President
TRUIST BANK,
as Lender
By        /s/ Chris Hursey
    Name: Chris Hursey
    Title: Director
U.S. BANK NATIONAL ASSOCIATION,
as Lender
By        /s/ Peter I. Bystol
    Name: Peter I. Bystol
    Title: Senior Vice President
WELLS FARGO BANK, N.A.,
as Lender
By        /s/ Tammy R. Henke
    Name: Tammy R. Henke
    Title: Senior Vice President

Acknowledged as of the date first above written:
BANK OF AMERICA, N.A.,
as Administrative Agent
By        /s/ Steven Gazzillo
    Name: Steven Gazzillo
    Title: Vice President

CONSENT
Dated as of September 30, 2021

The undersigned, each a Guarantor under Article VIII of the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
THE KANSAS CITY SOUTHERN RAILWAY COMPANY, as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
GATEWAY EASTERN RAILWAY COMPANY, as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
SOUTHERN DEVELOPMENT COMPANY, as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
THE KANSAS CITY NORTHERN RAILWAY COMPANY, as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer

[Signature Page to Letter Waiver]

TRANS-SERVE, INC., as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
PABTEX, INC., as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
KCS HOLDINGS, I, INC., as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
KCS VENTURES I, INC., as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
SOUTHERN INDUSTRIAL SERVICES, INC., as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and Treasurer
VEALS, INC., as Guarantor
By /s/ Michael W. Cline
Name: Michael W. Cline
[Signature Page to Letter Waiver]

Title: Vice President and Treasurer
[Signature Page to Letter Waiver]